POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTH CAPITAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-228904 and 811-23404) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 7th day of February, 2019.

NORTH CAPITAL FUNDS TRUST

By:	/s/James P. Dowd
James P. Dowd
President

DISTRICT OF COLUMBIA: SS

The foregoing instrument was acknowledged before me

this 7th day of February, 2019

by James P. Dowd

/s/Anne Merkle
Notary Public, District of Columbia
My Commission Expires March 14, 2023

CERTIFICATE

The undersigned, Secretary of NORTH CAPITAL FUNDS TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held February 7, 2019, and is in full force and effect:

WHEREAS, NORTH CAPITAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-228904 and 811-23404) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: February 8, 2019	/s/Michael Weaver
Michael Weaver, Secretary
NORTH CAPITAL FUNDS TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTH CAPITAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-228904 and 811-23404) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9 day of April, 2019.

/s/James P. Dowd
James P. Dowd
Trustee and President

State of Utah	)
	)	ss:
County of Salt Lake	)

On this 9 day of April, in the year 2019, before me, Linsey M. Harkness a notary public, personally appeared James P. Dowd, proved on the basis of satisfactory evidence to be the person who name is subscribed to this instrument, and acknowledged he executed the same.

Witness my hand and official seal.

/s/Linsey M. Harkness
Notary Public, Utah
Commission #699961
Expires April 12, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTH CAPITAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-228904 and 811-23404) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of February, 2019.

/s/David P. Wieder
David P. Wieder
Trustee

DISTRICT OF COLUMBIA: SS

The foregoing instrument was acknowledged before me

this 7th day of February, 2019

by David P. Wieder

/s/Anne Merkle
Notary Public, District of Columbia
My Commission Expires March 14, 2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTH CAPITAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-228904 and 811-23404) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 7th day of February, 2019.

/s/Karen Fleck
Karen Fleck
Trustee

DISTRICT OF COLUMBIA: SS

The foregoing instrument was acknowledged before me

this 7th day of February, 2019

by Karen Fleck

/s/Anne Merkle
Notary Public, District of Columbia
My Commission Expires March 14, 2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTH CAPITAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-228904 and 811-23404) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 7th day of February, 2019.

/s/Nivine F. Richie
Nivine F. Richie
Trustee

DISTRICT OF COLUMBIA: SS

The foregoing instrument was acknowledged before me

this 7th day of February, 2019

by Nivine F. Richie

/s/Anne Merkle
Notary Public, District of Columbia
My Commission Expires March 14, 2023